Healthier Choices Management Corp. Announces Commencement of Rights Offering Subscription Period

Hollywood, FL, May 19, 2021 / (GLOBE NEWSWIRE)/ -- Healthier Choices Management Corp. (sometimes referred to as the “Company”) (OTC Pink: HCMC) today announced that the subscription period for the Company’s rights offering (the “Rights Offering”) has commenced. If exercising subscription rights through a broker, dealer, bank or other nominee, such as an online platform including but not limited to TD, Schwab, Fidelity, E-Trade, or others, please note that within the next few days DTC will open the window for participation and the online platforms will put in place their instructions for stockholders to elect to participate in the Rights Offering.

Once available, rights holders that wish to participate in the rights offering should promptly contact their nominee, or online trading platform, and submit subscription documents and payment for the shares of common stock subscribed for in accordance with their instructions and within the time period provided by such nominee, or online trading platform.

The broker, dealer, bank or other nominee, or online trading platform, may establish a deadline before June 3, 2021, by which instructions to exercise subscription rights, along with the required subscription payment, must be received in order to allow themselves enough time to process and transmit said documents and payments prior to the June 3, 2021 deadline.

All record holders of rights that have their shares in book entry form with the transfer agent and wish to participate in the rights offering must deliver a properly completed and signed subscription rights certificate, together with payment of the subscription price for both basic subscription rights and any over subscription rights election, to the Subscription Agent, to be received before 5:00 PM Eastern Time on June 3, 2021. The Subscription Agent is:

By mail, or overnight courier:

Broadridge Corporate Issuer Solutions, Inc.
Attn: BCIS IWS
51 Mercedes Way
Edgewood, NY 11717

Under the Rights Offering, Healthier Choices Management Corp. will distribute one non-transferable subscription right for every four shares of common stock owned and each share of Series D preferred stock (on an as-if-converted-to-common-stock basis) held on the Record Date (May 18, 2021). Each subscription right will entitle the holder to purchase one share of common stock. When filling out the subscription rights form, the holder will use the Estimated Subscription Price, which is $0.001425. This number was calculated by taking the volume weighted average price (also known as the “VWAP”) from the last 5 trading days leading up to the Record date of the Rights Offering, and multiplying that number by 75%, thereby reflecting a 25% discount to that 5 day VWAP. In an effort to ensure that the Actual Subscription Price reflects the most current average weighted price available at the close of the Rights Offering, the Actual Subscription Price will be calculated by taking the VWAP from the last 5 trading days leading up to the termination date of the Rights Offering on June 3, 2021, and multiplying that number by 75%, providing a 25% discount to that 5 day VWAP for all shares purchased.

Healthier Choices Management Corp. has engaged Maxim Group LLC as dealer-manager for the proposed rights offering.

In addition, Healthier Choices Management Corp. has engaged Broadridge as subscription and information agent for the proposed rights offering and Broadridge is now standing by to answer any questions regarding this Rights Offering, including but not limited to how to fill out the forms and options on how to send funds. Broadridge may be contacted via telephone at (855) 793-5068 or via email at shareholder@broadridge.com.

The Company's registration statement on Form S-1 was declared effective by the U.S. Securities and Exchange Commission (SEC) on May 19, 2021. The prospectus relating to and describing the terms of the Rights Offering has been filed with the SEC as a part of the registration statement and is available on the SEC's web site at http://www.sec.gov. A link to the prospectus has also been provided on the Company’s website at http://HealthierCMC.com under the Investors Tab.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Healthier Choices Management Corp.

Healthier Choices Management Corp. (www.healthiercmc.com) is a holding company focused on providing consumers with healthier daily choices with respect to nutrition and other lifestyle alternatives. Through its wholly owned subsidiary HCMC Intellectual Property Holdings, LLC, the Company manages and intends to expand on its intellectual property portfolio. The Company currently operates eight retail vape stores in the Southeast region of the United States, through which it offers e-liquids, vaporizers and related products. The Company also operates Ada’s Natural Market, a natural and organic grocery store, through its wholly owned subsidiary Healthy Choice Markets, Inc. and Paradise Health and Nutrition, stores that offer fresh produce, bulk foods, vitamins and supplements, packaged groceries, meat and seafood, deli, baked goods, dairy products, frozen foods, health & beauty products and natural household items through its wholly owned subsidiary Healthy Choice Markets 2, LLC. The Company also sells vitamins and supplements on its website TheVitaminStore.com. The Company markets its Q-Cup™ technology under the vape segment. This patented technology is based on a small, quartz cup called the Q-Cup™, which a customer can purchase already filled by a third party in some regions, or can partially fill themselves with either cannabis or CBD concentrate (approximately 50mg), also purchased from a third party. The Q-Cup™ can then be inserted into the patented Q-Unit™, which heats the cup from the outside without coming in direct contact with the solid concentrate. This Q-Cup™ and Q-Unit™ technology provides significantly more efficiency and an “on the go” solution for consumers who prefer to vape concentrates either medicinally or recreationally. The Q-Cup™ can also be used in other devices as a convenient micro-dosing system. These products are available on the Company’s website at www.TheQcup.com.

Forward Looking Statements

This press release contains forward looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). Additional written or oral forward looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. Statements contained in this press release that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management's estimates, assumptions and projections and are not guarantees of future performance. The Company assumes no obligation to update these statements. Forward looking statements may include, but are not limited to, projections or estimates of revenue, income or loss, exit costs, cash flow needs and capital expenditures, statements regarding future operations, expansion or restructuring plans. In addition, when used in this release, the words "anticipates," "believes," "estimates," "expects," "intends," and "plans" and variations thereof and similar expressions are intended to identify forward looking statements.

Factors that may affect our future results of operations and financial condition include, but are not limited to, fluctuations in demand for our products, the introduction of new products, our ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of our liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in our filings with the SEC.

Contact Information:

Healthier Choices Management Corp.
3800 North 28th Way, #1
Hollywood, FL 33020
Office: 305-600-5004 / Fax: 954-272-7773
Website: www.HealthierCMC.com
Email: ir@hcmc1.com